POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that Eugene Flood, Jr., a member of the Board of Trustees of TIAA-CREF Institutional Mutual Funds (the “Company”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statement for the Company on Form N-14 with respect to the reorganization of series of TIAA-CREF Mutual Funds into corresponding series of the Company, any amendments or supplements to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: June 9, 2006	/s/ Eugene Flood, Jr. ____________________ Eugene Flood, Jr.

State of North Carolina County of Orange	) ) ss. )

     SUBSCRIBED AND SWORN to before me this 12th day of June 2006, by Eugene Flood, Jr., who I have identified to be the person who signs herein.

/s/ Virginia Lindberg ____________________ NOTARY PUBLIC

My Commission Expires:
February 16, 2008

POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that Howell E. Jackson, a member of the Board of Trustees of TIAA-CREF Institutional Mutual Funds (the “Company”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statement for the Company on Form N-14 with respect to the reorganization of series of TIAA-CREF Mutual Funds into corresponding series of the Company, any amendments or supplements to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: May 26, 2006	/s/ Howell E. Jackson ____________________ Howell E. Jackson

State of Massachusetts County of Middlesex	) ) ss. )

     SUBSCRIBED AND SWORN to before me this 26th day of May 2006, by Howell E. Jackson, who I have identified to be the person who signs herein.

/s/ Jonathan Murley ____________________ NOTARY PUBLIC

My Commission Expires:
September 3, 2010

POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that Nancy L. Jacob, a member of the Board of Trustees of TIAA-CREF Institutional Mutual Funds (the “Company”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statement for the Company on Form N-14 with respect to the reorganization of series of TIAA-CREF Mutual Funds into corresponding series of the Company, any amendments or supplements to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: June 12, 2006	/s/ Nancy L. Jacob ____________________ Nancy L. Jacob

State of Oregon County of Multnomah	) ) ss. )

     SUBSCRIBED AND SWORN to before me this 12th day of June 2006, by Nancy L. Jacob, who I have identified to be the person who signs herein.

/s/ Megan M. Levy ____________________ NOTARY PUBLIC

My Commission Expires:
April 19, 2009

POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that Bridget A. Macaskill, a member of the Board of Trustees of TIAA-CREF Institutional Mutual Funds (the “Company”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statement for the Company on Form N-14 with respect to the reorganization of series of TIAA-CREF Mutual Funds into corresponding series of the Company, any amendments or supplements to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: June 6, 2006	/s/ Bridget A. Macaskill ____________________ Bridget A. Macaskill

State of New York County of New York	) ) ss. )

     SUBSCRIBED AND SWORN to before me this 6th day of June 2006, by Bridget A. Macaskill, who I have identified to be the person who signs herein.

/s/ Joan E. Ambosino ____________________ NOTARY PUBLIC

My Commission Expires:
November 4, 2006

POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that James M. Poterba, a member of the Board of Trustees of TIAA-CREF Institutional Mutual Funds (the “Company”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statement for the Company on Form N-14 with respect to the reorganization of series of TIAA-CREF Mutual Funds into corresponding series of the Company, any amendments or supplements to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: May 31, 2006	/s/ James M. Poterba ____________________ James M. Poterba

State of Massachusetts County of Middlesex	) ) ss. )

     SUBSCRIBED AND SWORN to before me this 31st day of May 2006, by James M. Poterba, who I have identified to be the person who signs herein.

/s/ John Arditi ____________________ NOTARY PUBLIC

My Commission Expires:
July 3, 2009

POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that Maceo K. Sloan, a member of the Board of Trustees of TIAA-CREF Institutional Mutual Funds (the “Company”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statement for the Company on Form N-14 with respect to the reorganization of series of TIAA-CREF Mutual Funds into corresponding series of the Company, any amendments or supplements to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: May 26, 2006	/s/ Maceo K. Sloan ____________________ Maceo K. Sloan

State of North Carolina County of Durham	) ) ss. )

     SUBSCRIBED AND SWORN to before me this 26th day of May 2006, by Maceo K. Sloan, who I have identified to be the person who signs herein.

/s/ V.F. Bibley ____________________ NOTARY PUBLIC

My Commission Expires:
January 4, 2009

POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that Laura T. Starks, a member of the Board of Trustees of TIAA-CREF Institutional Mutual Funds (the “Company”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statement for the Company on Form N-14 with respect to the reorganization of series of TIAA-CREF Mutual Funds into corresponding series of the Company, any amendments or supplements to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 18, 2006	/s/ Laura T. Starks ____________________ Laura T. Starks

State of New York County of New York	) ) ss. )

     SUBSCRIBED AND SWORN to before me this 18th day of July 2006, by Laura T. Starks, who I have identified to be the person who signs herein.

/s/ E. Laverne Jones ____________________ NOTARY PUBLIC

My Commission Expires: June 16, 2007

POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that Forrest Berkley, a member of the Board of Trustees of TIAA-CREF Institutional Mutual Funds (the “Company”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statement for the Company on Form N-14 with respect to the reorganization of series of TIAA-CREF Mutual Funds into corresponding series of the Company, any amendments or supplements to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

     I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: September 19, 2006	/s/ Forrest Berkley ____________________ Forrest Berkley

State of New York County of New York	) ) ss. )

     SUBSCRIBED AND SWORN to before me this 19th day of September 2006, by Forrest Berkley, who I have identified to be the person who signs herein.

/s/ E. Laverne Jones ____________________ NOTARY PUBLIC

My Commission Expires: June 16, 2007